DWS International Growth Fund
Summary Prospectus | December 1, 2021

Class/Ticker	T	SCQUX
Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, reports to shareholders, Statement of Additional Information (SAI) and other information about the fund online at dws.com/mutualpros. You can also get this information at no cost by e-mailing a request to service@dws.com, calling (800) 728-3337 or asking your financial representative. The Prospectus and SAI, both dated December 1, 2021, as may be revised or supplemented from time to time, are incorporated by reference into this Summary Prospectus.
Investment Objective
The fund seeks long-term growth of capital.
Fees and Expenses
These are the fees and expenses you may pay when you buy, hold and sell shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you invest at least $250,000 in Class T shares in the fund. More information about these discounts is available from your financial representative and in the Investing in the Fund section in the prospectus (p. 14) and Purchase and Redemption of Shares in the fund’s SAI (p. II-15).
SHAREHOLDER FEES (paid directly from your investment)
Maximum sales charge (load) imposed on purchases, as % of offering price	2.50
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.62
Distribution/service (12b-1) fees	0.25
Other expenses[1]	0.33
Total annual fund operating expenses	1.20
1 ”Other expenses“ for Class T are based on estimated amounts for the current fiscal year.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$369	$621	$893	$1,668
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 15% of the average value of its portfolio.
Principal Investment Strategies
Main Investments. The fund invests primarily in foreign equities (equities issued by foreign based companies and listed on foreign exchanges) and may invest in companies of any size and from any country, including countries with emerging economies. The fund’s equity investments may also include preferred stocks and other securities with equity characteristics, such as convertible securities and warrants.
The fund will generally invest less than 20% of its assets in US equities.
Management process. Portfolio management aims to add value through stock selection. In choosing securities, portfolio management employs a risk-balanced bottom-up selection process to identify companies it believes are well-positioned. Portfolio management utilizes a bottom-up investment process designed to identify attractive investments utilizing fundamental analysis, including regional and sector research, conducted by in-house analysts. The investment process aims to identify stocks that portfolio management believes present a compelling combination of superior growth and quality characteristics at attractive valuations. Portfolio management may also consider financially material environmental, social and governance (ESG) factors. The resulting portfolio is risk balanced through diversification across companies at different growth lifecycle stages, and managed by seeking to appropriately size positions and adapt portfolio construction as market conditions change.
Portfolio management will normally sell a stock when its price fully reflects portfolio management's estimate of its fundamental value, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting the fund’s exposure to a given country or sector.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, banks and pooled investment vehicles.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund’s investments, prevent the fund from realizing the full value of its investments or prevent the fund from selling securities it holds. In June 2016, citizens of the United Kingdom approved a referendum to leave the European Union (EU) and in March 2017, the United Kingdom initiated the formal process of withdrawing from the EU. On January 31, 2020, the United Kingdom officially withdrew from the EU pursuant to a withdrawal agreement, providing for a transition period in which the United Kingdom negotiated and finalized a trade deal with the EU, the EU-UK Trade and Cooperation Agreement (the Trade Agreement). As a result, as of January 1, 2021 the United Kingdom is no longer part of the EU customs union and single market, nor is it subject to EU policies and international agreements. Among other things, the Trade Agreement provides for zero tariffs and zero quotas on all goods that comply with appropriate rules of origin and establishes the treatment and level of access the United Kingdom and EU have agreed to grant each other’s service suppliers and investors. In addition to trade in goods and services and investment, the Trade Agreement also covers digital trade, intellectual property, public procurement, aviation and road transport, energy, fisheries, social security coordination, law enforcement and judicial cooperation in criminal matters, thematic cooperation and participation in EU programs. Even with the Trade Agreement in place, the United Kingdom’s withdrawal from the EU may create new barriers to trade in goods and services and to cross-border mobility and exchanges, including with respect to trade in financial services which is not comprehensively addressed in the Trade Agreement and remains subject to negotiation between the United Kingdom and the EU. The long-term impact of the United Kingdom’s withdrawal from the EU is still unknown and could have adverse economic and political effects on the United Kingdom, the EU and its member countries, and the global economy, including financial markets and asset valuations.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Emerging markets risk. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.
Currency risk. Changes in currency exchange rates may affect the value of the fund’s investments and the fund’s share price. The value of currencies are influenced by a variety of factors, that include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, global energy prices, political instability and government monetary policies and the buying or selling of currency by a country’s government. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the US dollar or, in the case of hedged positions, that the US dollar will decline relative to the currency being hedged. Currency exchange rates can be volatile and can change quickly and unpredictably, thereby impacting the value of the fund’s investments.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.

DWS International Growth Fund

Summary Prospectus December 1, 2021

Regional focus risk. Focusing investments in a single country or few countries, or regions, involves increased currency, political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. High market volatility may also result from significant shifts in momentum of one or more specific stocks due to unusual increases or decreases in trading activity. Momentum can change quickly, and securities subject to shifts in momentum may be more volatile than the market as a whole and returns on such securities may drop precipitously. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Market disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions that it has caused. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others.
The disruptions caused by the COVID-19 pandemic may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Growth investing risk. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.
Small company risk. Small company stocks tend to be more volatile than medium-sized or large company stocks. Because stock analysts are less likely to follow small companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.
Medium-sized company risk. Medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on medium-sized companies, since they lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, ESG factors, the relative attractiveness of different securities or other matters.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.

DWS International Growth Fund

Summary Prospectus December 1, 2021

In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Operational and technology risk. Cyber-attacks, disruptions or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Past Performance
How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends and distributions were reinvested. For more recent performance figures, go to dws.com (the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus.
Prior to February 1, 2013, the fund had a sub-advisor and a different management team that operated with a different investment strategy. Performance may have been different if the fund’s current investment strategy had been in effect.
Prior to October 1, 2017, the fund operated with a different investment strategy. Performance may have been different if the fund’s current investment strategy had been in effect.
Class T had not commenced investment operations as of the date of this prospectus. The performance figures for Class T shares are based on the historical performance of the fund’s Class S shares adjusted to reflect the higher expenses and applicable sales charges of Class T. Class S shares are offered in a separate prospectus.
CALENDAR YEAR TOTAL RETURNS (%) (Class T)
These year-by-year returns do not include sales charges, if any, and would be lower if they did. Returns for other classes were different and are not shown here.

	Returns	Period ending
Best Quarter	22.97%	June 30, 2020
Worst Quarter	-22.57%	September 30, 2011
Year-to-Date	4.80%	September 30, 2021
Average Annual Total Returns
(For periods ended 12/31/2020 expressed as a %)
After-tax returns reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.

DWS International Growth Fund

Summary Prospectus December 1, 2021

	Class Inception	1 Year	5 Years	10 Years
Class T before tax		19.12	10.18	7.02
After tax on distribu- tions		19.56	10.16	6.97
After tax on distribu- tions and sale of fund shares		11.14	8.19	5.82
Morgan Stanley Capital International (MSCI) All Country World ex USA Index (reflects no deduc- tion for fees, expenses or taxes)		10.65	8.93	4.92
Management
Investment Advisor
DWS Investment Management Americas, Inc.
Portfolio Manager(s)
Sebastian P. Werner, PhD, Head of Investment Strategy Equity. Lead Portfolio Manager of the fund. Began managing the fund in 2013.
Julia A. Merz, PhD, Portfolio Manager Equity. Portfolio Manager of the fund. Began managing the fund in 2019.
Purchase and Sale of Fund Shares
Minimum Initial Investment ($)
	Non-IRA	IRAs	UGMAs/ UTMAs	Automatic Investment Plans
T	1,000	500	1,000	500
For participants in all group retirement plans there is no minimum initial investment and no minimum additional investment for Class T. The minimum additional investment in all other instances is $50.
To Place Orders
Mail	All Requests	DWS PO Box 219151 Kansas City, MO 64121-9151
Expedited Mail		DWS 210 West 10th Street Kansas City, MO 64105-1614
Web Site		dws.com
Telephone		(800) 728-3337, M – F 8 a.m. – 7 p.m. ET
TDD Line		(800) 972-3006, M – F 8 a.m. – 7 p.m. ET

The fund is generally open on days when the New York Stock Exchange is open for regular trading. Initial investments must be sent by mail. You can make additional investments or sell shares of the fund on any business day by visiting our Web site, by mail, or by telephone; however you may have to elect certain privileges on your initial account application. If you are working with a financial representative, contact your financial representative for assistance with buying or selling fund shares. A financial representative separately may impose its own policies and procedures for buying and selling fund shares.
Class T shares are closed to new purchases, except in connection with the reinvestment of dividends or other distributions where Class T shares have been issued.
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax- advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, the Advisor, and/or the Advisor’s affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

DWS International Growth Fund
Summary Prospectus December 1, 2021 DIGF-T-SUM